THE EAGLE INTERNATIONAL EQUITY PORTFOLIO [LOGO]


ANNUAL REPORT



October 31, 1996




EAGLE
ASSET MANAGEMENT INC.

880 Carillon Parkway  P.O. Box 10520
St. Petersburg, FL  33733-0520
(813) 573-2453  (800) 237-3101

                                                                December 9, 1996

Dear Fellow Shareholders:

We are pleased to provide you with the annual report for the Eagle International Equity Portfolio (the "Fund") of Heritage Series Trust for the fiscal year ended October 31, 1996. For this period, the Eagle class of shares of your Fund appreciated by 8.93% as compared to a return of 10.47% for the Morgan Stanley Capital International Europe, Asia, Far East ("EAFE") Index. As you will see from the chart on page 4, your Fund has outperformed the EAFE Index for the period from the Fund's inception on May 1, 1995 through October 31, 1996. On December 27, 1995, your Fund introduced two new classes of shares. These A and C class shares returned 5.40% and 4.78%, respectively from their inception through October 31, 1996.* For the same period, the Eagle Class of Shares returned 4.88%* and the EAFE Index returned 3.22%. The financial and investment performance information for all classes of shares of your Fund are presented in this annual report.

The investment subadviser for your Fund is Martin Currie, Inc. of Edinburgh, Scotland. In the market commentary that follows, Martin Currie discusses the Fund's allocations among the various markets of the world and how the portfolio has changed over the past year. With your investment in the Fund, you gain exposure not only to the developed markets comprising the EAFE index, but also to many of the emerging markets around the world. Because the Fund's assets are allocated in this manner, we believe your Fund should be considered a core international holding in your overall investment portfolio. We hope you find the comments of Martin Currie, Inc. instructive as to how your investment portfolio is managed.

On behalf of all of us at Eagle and Heritage, thank you for your continuing investment in the Eagle International Equity Portfolio. We look forward to serving your investment needs for years to come.

Sincerely,                                  Sincerely,

/s/ Stephen G. Hill                         /s/ Richard K. Riess
-------------------                         --------------------

Stephen G. Hill                             Richard K. Riess
President                                   President
Heritage Series Trust                       Eagle Asset Management, Inc.
Eagle International Equity Portfolio

 * Calculated without the imposition of front-end or contingent deferred sales charges.

                           A N N U A L  R E P O R T

MARKET COMMENTARY from MARTIN CURRIE, INC.                      December 9, 1996
Eagle International Equity Portfolio

The International Equity Portfolio (the "Fund") is constructed with the objective of outperforming the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The countries in which the Fund invests are selected for their ability to generate high real rates of economic growth, consistent with reasonable political and currency stability. Individual securities are selected following an intensive research process, designed to screen out companies with either weak financial structures, market positions or poor management. The ability to produce premium growth in earnings is paramount.

In the twelve months through October 31, 1996 international markets moved strongly ahead, although returns still lagged the U.S. equity market. Notable exceptions were poor returns from a number of non-index markets, while any strength from Japan was offset by a weakening Japanese currency.

European stockmarkets (41.6% of the portfolio against 36.1% last year) have been robust, helped by stronger bond markets. Stock selection, rather than asset allocation, was the key to success in this region. With economic conditions generally difficult, companies capable of generating sustainable top-line and earnings growth did well. For example, Telecom Italia, L'Oreal (French cosmetics) and Wolters Kluwer (Dutch publisher) all performed favorably. We added money to the European region over the period. Germany is at the forefront of the current move in Europe to provide better returns for shareholders. Stocks which we hold, such as Hoechst (chemicals) and SGL Carbon (capital goods manufacturer) and Roche (pharmaceuticals) are good examples of this. New European holdings include growth orientated groups such as Ericsson (Swedish telecoms infrastructure supplier). The UK market recovered over the summer months, helped by corporate activity in the banking sector and good company results. The portfolio exposure to the energy sector was increased with purchases of Shell and Lasmo, and growth stocks such as GKN and Smiths Industries were added. Looking ahead the outlook for European markets appears healthy. Economic activity has stabilised. Against a background of low interest rates and subdued inflation, we expect moderate economic growth of 2 - 2.5% in 1997. We will continue to concentrate on companies capable of generating substantial growth over the longer term. We will also seek to identify new opportunities where corporate management is acting to improve value for shareholders.

The Japanese stockmarket (26.7% of the portfolio against 31.4% last year) has seen both the market fall from its high and currency weaken over the period. We have retained our currency hedge over the year, although we cut this back from 50% to 25% of Yen assets in May 1996. We also reduced our exposure to Japanese equities over the period. We have remained underweight in the financial sector and overweight in manufacturing stocks, beneficiaries of corporate profit recovery and Yen weakness. Recovery in economic and corporate profit growth were reflected in the index at the end of the second quarter. Since then the market has retraced much of its gains, not helped by substantial increase in new equity issues. Foreign investors (now 10% of the market) were net sellers in July and August. We believe the Japanese market will only move forward once we have a clearer picture of 1997 earnings forecasts and domestic investors are attracted back into buying equities. In the meantime, we have increased our exposure to convertibles as a defensive measure.

Returns from Asian markets (18.4% of the portfolio against 20.8% last year) have been very polarised, with the China related economies of Hong Kong and Taiwan performing strongly. Smaller markets, particularly Thailand,

                         2  A N N U A L  R E P O R T

Korea and the Philippines were weak. With the slump in electronics related exports mid year, a substantial derating took place, affecting much of the region. Domestically, tight monetary policies stood at odds with growth prospects and hampered liquidity. Our positions in these markets substantially offset any gains from the strength of Hong Kong and the recovery in Taiwan. Looking ahead, the China theme will continue to dominate, and we remain committed to the related markets of Hong Kong and Taiwan. Some recovery is expected from depressed levels from the rest of the region, with exports improving and interest rates likely to fall. We have sold out of Thailand completely as the technical position remains unfavourable. Positions in Singapore have been reduced in favour of building up exposure to Malaysia.

We added to our smaller markets position (6.5% against 4.8% last year) by increasing exposure to Latin America. We have been attracted to the recovery in earnings momentum in the region. Mexico in particular has benefited from falling interest rates, a stronger currency and improving consumer environment, in sharp contrast to 1995. We have broadened the stock and country list and added Peru, Colombia and Chile. We expect further positive market moves into 1997 as a combination of stronger economic growth and commitment to reform are in evidence. Positions in India and South Africa have not helped returns as both markets weakened. The Indian market has suffered from a lack of liquidity and political uncertainty. Valuations again look attractive here. South Africa has suffered a currency devaluation although corporate profit growth has been resilient. Political risk and currency volatility have led us to reduce our weighting.

All of us at Martin Currie, Inc. appreciate the confidence you have shown in us. We look forward to speaking to you again after the semiannual period ends in March of 1997.

                         3  A N N U A L  R E P O R T

                                   (CHART)

                              MSCI
          INTERNATIONAL       EAFE
          -------------       ----
  5/1/95        $10,000       $10,000
 7/31/95        $10,575       $10,312
10/31/95        $10,395       $ 9,841
 1/31/96        $11,088       $10,565
 4/30/96        $11,579       $11,141
 7/31/96        $11,134       $10,676
10/31/96        $11,323       $10,872

                                   (CHART)


                "Heritage Class A"              "Heritage Class C"      "US $"
"12/27/95"       9525           10000           10000
"12/31/95"       9489            9962            9990
"1/31/96"        9787           10270           10030
"2/29/96"        9764           10237           10065
"3/31/96"        9963           10445           10278
"4/30/96"       10238           10720           10577
"5/31/96"       10139           10611           10382
"6/30/96"       10260           10739           10441
"7/31/96"        9859           10308           10136
"8/31/96"        9958           10407           10158
"9/30/96"       10202           10658           10428
"10/31/96"      10039           10478           10322



 *AVERAGE ANNUAL TOTAL RETURNS FOR EAGLE INTERNATIONAL EQUITY PORTFOLIO -- EAGLE
  SHARES ARE CALCULATED IN CONFORMANCE WITH ITEM 22 OF FORM N-1A, WHICH ASSUMES THE REINVESTMENT OF DIVIDENDS.
 **TOTAL RETURNS FOR EAGLE INTERNATIONAL EQUITY PORTFOLIO CLASS A SHARES AND
   CLASS C SHARES ARE CALCULATED IN CONFORMANCE WITH ITEM 22 OF FORM N-1A, WHICH ASSUMES THE REINVESTMENT OF DIVIDENDS, A SALES LOAD OF 4.75% FOR CLASS A SHARES AND A CONTINGENT DEFERRED SALES LOAD (CDSL) OF 1% FOR CLASS "C" SHARES ON REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. SINCE THE PERIOD SHOWN IS LESS THAN ONE YEAR THE AGGREGATE TOTAL RETURN IN LIEU OF THE ANNUALIZED TOTAL RETURN IS USED FOR CLASS A AND C SHARES.
***CALCULATED WITHOUT THE IMPOSITION OF CONTINGENT DEFERRED SALES CHARGES.

                         4  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996

        SHARES                                                                                             MARKET
        ------                                                                                              VALUE
                                                                                                         -----------
COMMON STOCKS--92.6%(A)
------------------------
  ARGENTINA--0.8%
  --------------
          2,000   Banco de Galicia y Buenos Aires, ADR.................................................  $    36,250
         16,000   Compania Perez Company SA............................................................      101,610
          3,000   YPF Sociedad Anonima, ADR............................................................       68,250
                                                                                                         -----------
                                                                                                             206,110
                                                                                                         -----------
  AUSTRALIA--2.8%
  --------------
         24,300   Broken Hill Proprietary Company Ltd..................................................      322,626
          6,000   Lend Lease Corporation...............................................................      101,727
         51,000   News Corporation.....................................................................      224,358
         55,000   Qantas Airways.......................................................................       80,216
                                                                                                         -----------
                                                                                                             728,927
                                                                                                         -----------
  AUSTRIA--0.8%
  ------------
            611   Flughafen Wien AG....................................................................       30,119
          1,300   V.A. Technologies AG.................................................................      181,801
                                                                                                         -----------
                                                                                                             211,920
                                                                                                         -----------
  BRAZIL--2.9%
  -----------
          8,000   Centrais Electricas Brasileiras, ADR.................................................      122,000
          4,000   Companhia Energetica de Brazil, ADR..................................................      128,500
          5,000   Companhia Vale do Rio Doce, ADR......................................................      105,625
          3,500   Telebras ADR.........................................................................      260,750
         12,200   Usinas Siderurgicas de Minas, ADR....................................................      125,904
                                                                                                         -----------
                                                                                                             742,779
                                                                                                         -----------
  CHILE--0.4%
  ----------
          1,300   Enersis, S.A., ADR...................................................................       38,188
          1,600   Madeco S.A., ADR.....................................................................       38,400
            500   Sociedad Quimica Y Minera, ADR.......................................................       28,750
                                                                                                         -----------
                                                                                                             105,338
                                                                                                         -----------
  COLUMBIA--0.2%
  --------------
          4,200   Cementos Diamante SA, GDS............................................................       61,950
                                                                                                         -----------
  FRANCE--6.7%
  ------------
          6,200   AXA Groupe...........................................................................      387,220
          1,700   Elf Aquitaine........................................................................      135,933
            700   Imetal SA............................................................................      109,125
            650   L'Oreal..............................................................................      220,078
          1,650   L'Air Liquide........................................................................      254,641
          4,400   Michelin.............................................................................      212,146
          4,640   Schneider SA.........................................................................      226,895
          4,600   Seita................................................................................      185,260
                                                                                                         -----------
                                                                                                           1,731,298
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                           5  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)

        SHARES                                                                                             MARKET
        ------                                                                                              VALUE
                                                                                                         -----------
  GERMANY--6.6%
  --------------
          7,300   Deutsche Bank AG.....................................................................  $   338,103
         10,900   Hoechst AG...........................................................................      409,902
            900   Mannesmann AG........................................................................      349,445
          2,300   SGL Carbon AG........................................................................      258,947
          6,601   VEBA AG..............................................................................      352,062
                                                                                                         -----------
                                                                                                           1,708,459
                                                                                                         -----------
  HONG KONG--7.2%
  ----------------
        229,000   Amoy Properties Limited..............................................................      282,837
         30,000   Cheung Kong Holdings Ltd.............................................................      240,553
         23,000   Citic Pacific Ltd....................................................................      111,844
        159,800   Hong Kong Telecom Company Ltd........................................................      282,102
         13,496   HSBC Holdings........................................................................      274,905
         40,000   Hutchison Whampoa Limited............................................................      279,351
         42,000   New World Development Limited........................................................      244,432
         17,000   Swire Pacific Limited, Class "A".....................................................      150,054
                                                                                                         -----------
                                                                                                           1,866,078
                                                                                                         -----------
  INDIA--0.3%
  ----------
          8,032   Indian Opportunities Fund Ltd........................................................       70,843
                                                                                                         -----------
  INDONESIA--0.9%
  --------------
        160,000   Telekomunikasi.......................................................................      238,698
                                                                                                         -----------
  ITALY--2.5%
  ----------
         45,272   Eni Spa..............................................................................      216,810
         11,650   La Rinascente........................................................................       68,887
        165,000   Telecom Italia.......................................................................      367,633
                                                                                                         -----------
                                                                                                             653,330
                                                                                                         -----------
  JAPAN--25.7%
  ------------
          6,000   Asahi Diamond Industries Company Ltd.................................................       62,184
         21,000   Canon, Incorporated..................................................................      402,090
          8,000   Daifuku Company Limited..............................................................       98,371
             37   DDI Corporation......................................................................      277,853
         33,000   Hitachi Seisakusho Ltd...............................................................      292,741
         16,000   Hitachi Metals.......................................................................      131,676
          6,000   Ito-Yokado Company, Ltd..............................................................      299,328
         40,000   Itochu Corporation...................................................................      241,360
         34,000   Kamigumi Company Limited.............................................................      262,790
          4,000   Komori Corporation...................................................................       89,939
          5,000   Kyocera Corporation..................................................................      329,805
          2,000   Mabuchi Motor Company Ltd............................................................      101,884
         10,000   Marui Company Limited................................................................      185,323
         47,000   Mitsubishi Heavy Industries..........................................................      361,205
         17,000   Mitsui Fudosan Company Ltd...........................................................      210,531
         29,000   Nippon Express Company Ltd...........................................................      235,607
         12,000   Nitto Denko Corporation..............................................................      178,121
         19,000   Nomura Securities Company Ltd........................................................      313,732

    The accompanying notes are an integral part of the financial statements.

                          6  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)

        SHARES                                                                                             MARKET
        ------                                                                                              VALUE
                                                                                                         -----------
  JAPAN--(CONTINUED)
  ----------------
          1,000   Riso Kagaku Corporation..............................................................  $    71,231
          6,000   Rohm Company Ltd.....................................................................      355,716
          4,000   Shimachu Company Limited.............................................................      109,964
         18,000   Shin-Etsu Chemical Company Ltd.......................................................      309,224
          5,000   Sony Corporation.....................................................................      299,943
         18,000   Sumitomo Electric Industries Ltd.....................................................      237,144
         11,000   Sumitomo Forestry Company Ltd........................................................      155,549
         27,000   Sumitomo Trust & Banking.............................................................      298,801
          6,000   Taisho Pharmaceutical Company........................................................      119,099
         25,000   Tokio Marine & Fire Insurance........................................................      274,473
         15,000   Toyota Motor Corporation.............................................................      354,398
                                                                                                         -----------
                                                                                                           6,660,082
                                                                                                         -----------
  MALAYSIA--3.2%
  -------------
         42,000   AMMB Holdings Limited................................................................      284,266
         14,000   Edaran Otomobile Nasional............................................................      130,774
         25,000   Resorts World Berhad.................................................................      143,479
         34,000   United Engineers (Malaysia)..........................................................      269,148
                                                                                                         -----------
                                                                                                             827,667
                                                                                                         -----------
  MEXICO--2.0%
  ------------
         14,300   Cemex................................................................................       51,418
         39,000   Cifra SA DE CV.......................................................................       49,881
         13,000   Corporate Industrial ALFA............................................................       54,184
            500   Corporate Industrial San Luis SA, ADR................................................       15,875
          4,000   Empresas ICA Sociedad Control, ADR...................................................       52,000
         35,000   Grupo Financiero Banamex, "B" Shares.................................................       74,028
          1,000   Kimberly Clark de Mexico, ADR........................................................       37,750
         18,000   San Luis Corporation SA..............................................................       90,252
          7,500   Tubos de Acero de Mexico, ADR........................................................       83,437
                                                                                                         -----------
                                                                                                             508,825
                                                                                                         -----------
  NETHERLANDS--2.8%
  -----------------
         21,800   Elsevier NV..........................................................................      362,327
         11,200   Internationale Nederlanden Group (ING)...............................................      349,195
                                                                                                         -----------
                                                                                                             711,522
                                                                                                         -----------
  PERU--0.2%
  ----------
          2,400   Telefonica Del Peru, ADR.............................................................       49,500
                                                                                                         -----------
  PHILIPPINES--0.7%
  ----------------
          3,200   Philippine Long Distance Telephone Co., ADR..........................................      191,600
                                                                                                         -----------
  SINGAPORE--2.0%
  --------------
         23,000   Development Bank of Singapore........................................................      275,967
         41,357   Jardine Matheson & Company Ltd.......................................................      233,667
                                                                                                         -----------
                                                                                                             509,634
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                         7  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)

        SHARES                                                                                             MARKET
        ------                                                                                              VALUE
                                                                                                         -----------
  SOUTH AFRICA--0.2%
  -----------------
         22,000   Safmarine & Rennie Holdings Ltd......................................................  $    55,791
                                                                                                         -----------
  SOUTH KOREA--0.1%
  -----------------
          5,000   Korea Preferred Fund.................................................................       32,000
                                                                                                         -----------
  SPAIN--1.7%
  -----------
          5,445   Banco de Santander S.A...............................................................      279,515
          8,500   Cent. Commerciales Continente........................................................      172,538
                                                                                                         -----------
                                                                                                             452,053
                                                                                                         -----------
  SWEDEN--1.6%
  -------------
          9,400   LM Ericsson Telephone................................................................      254,452
         12,500   Stora Kopparbergs Bergslags..........................................................      163,481
                                                                                                         -----------
                                                                                                             417,933
                                                                                                         -----------
  SWITZERLAND--5.8%
  ----------------
            330   Ciba-Geigy AG........................................................................      406,495
            310   Nestle SA............................................................................      336,733
             60   Roche Holdings AG....................................................................      453,797
          1,150   Zurich Versicherun...................................................................      314,795
                                                                                                         -----------
                                                                                                           1,511,820
                                                                                                         -----------
  TAIWAN--1.5%
  ------------
             31   Taipei Fund US.......................................................................      263,314
         10,800   Taiwan Opportunities Fund Ltd........................................................      113,616
                                                                                                         -----------
                                                                                                             376,930
                                                                                                         -----------
  UK--13.0%
  ----------
         22,000   British Telecommunications PLC.......................................................      127,474
         24,000   Cable & Wireless PLC.................................................................      190,625
         14,000   East Midlands Electricity PLC........................................................      124,186
         11,000   GKN PLC..............................................................................      206,787
         14,500   Glaxo Wellcome PLC...................................................................      227,743
         13,200   Granada Group PLC....................................................................      190,137
         65,000   Ladbroke Group PLC...................................................................      211,060
         50,000   LASMO, PLC...........................................................................      173,340
         37,000   Lloyds TSB Group.....................................................................      234,561
         15,000   McKechnie PLC........................................................................      140,381
         61,000   NFC PLC..............................................................................      190,625
         21,000   Reckitt & Colman.....................................................................      243,359
         24,558   Safeway PLC..........................................................................      145,693
         13,000   Shell Transport & Trading Company....................................................      213,070

    The accompanying notes are an integral part of the financial statements.

                         8  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)

        SHARES                                                                                             MARKET
        ------                                                                                              VALUE
                                                                                                         -----------
          9,731   Smiths Industries PLC................................................................  $   129,873
         11,000   Unilever PLC.........................................................................      231,136
         28,000   Wassall PLC..........................................................................      136,263
         32,000   Wolseley PLC.........................................................................      248,437
                                                                                                         -----------
                                                                                                           3,364,750
                                                                                                         -----------
Total Common Stocks (cost $23,440,638).................................................................   23,995,837
                                                                                                         -----------
BONDS--1.0%(A)
-------------
 JAPAN--1.0%
  -------------
       $236,000   MBL International Finance (Bermuda), 3.0%............................................      261,370
                                                                                                         -----------
Total Bonds (cost $264,860)............................................................................      261,370
                                                                                                         -----------
REPURCHASE AGREEMENT--8.0%(A)
-----------------------------
Repurchase agreement with State Street Bank and Trust Company, dated October 31, 1996, @ 5.45%, to be repurchased at $2,078,315 on November 1, 1996, (collateralized by $2,098,090 United States Treasury
Notes, 8.5%, due February 15, 2020 with a market value of $2,129,528 including interest) (cost
$2,078,000)............................................................................................  $ 2,078,000
                                                                                                         -----------
TOTAL INVESTMENT PORTFOLIO (cost $25,783,498)(b) 101.6%(a).............................................   26,335,207
OTHER ASSETS AND LIABILITIES, (1.6%)(a)................................................................     (420,921)
                                                                                                         -----------
NET ASSETS, 100%.......................................................................................  $25,914,286
                                                                                                         ===========

(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $25,847,137. Market value includes net unrealized appreciation of $488,070 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,376,957 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $888,887.
ADR -- American Depository Receipt
GDS -- Global Depository Shares

    The accompanying notes are an integral part of the financial statements.

                         9  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1996
                                  (CONTINUED)

                                                                                            MARKET          % OF NET
                                INDUSTRY DIVERSIFICATION                                     VALUE           ASSETS
----------------------------------------------------------------------------------------  -----------       --------
Common Stocks
  Automobiles...........................................................................  $   354,398          1.4%
  Banking...............................................................................      844,528          3.3%
  Basic Industries......................................................................    2,212,971          8.5%
  Building Materials and Merchandise....................................................      248,437          1.0%
  Capital Goods.........................................................................    2,776,325         10.7%
  Chemicals.............................................................................      309,217          1.2%
  Computers and Office Equipment........................................................      277,854          1.1%
  Construction and Building Materials...................................................      155,549          0.6%
  Consumer Goods and Services...........................................................    2,165,731          8.4%
  Diversified Holding Companies.........................................................      541,250          2.1%
  Diversified Industrials...............................................................      136,263          0.5%
  Electricity...........................................................................      124,186          0.5%
  Electronics and Control Equipment.....................................................    2,268,675          8.8%
  Energy................................................................................      773,104          3.0%
  Engineering...........................................................................      477,041          1.8%
  Fabricated Metal Products.............................................................      131,676          0.5%
  Finance, Insurance and Real Estate....................................................    3,479,550         13.4%
  Financial Institutions and Services...................................................      588,204          2.3%
  Food Manufacturers....................................................................      231,136          0.9%
  Health and Personal Care..............................................................      119,099          0.5%
  Heavy Engineering and Shipbuilding....................................................      361,205          1.4%
  Household Goods.......................................................................      243,359          0.9%
  Leisure and Hotels....................................................................      401,196          1.6%
  Machinery and Engineering Services....................................................      250,494          0.9%
  Oil -- Exploration and Production.....................................................      173,340          0.7%
  Oil -- Integrated.....................................................................      213,070          0.8%
  Pharmaceuticals.......................................................................      681,540          2.6%
  Real Estate...........................................................................      493,367          1.9%
  Retail Trade..........................................................................      740,309          2.9%
  Telecommunications....................................................................      318,099          1.2%
  Transportation and Storage............................................................      799,356          3.0%
  Utilities.............................................................................      863,952          3.3%
  Wholesale Trade.......................................................................      241,356          0.9%
Bonds...................................................................................      261,370          1.0%
Repurchase Agreement....................................................................    2,078,000          8.0%
                                                                                          -----------       --------
Total Investments.......................................................................  $26,335,207        101.6%
                                                                                          ===========       ========

                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS

      CONTRACT                  IN            DELIVERY          GROSS UNREALIZED
     TO DELIVER            EXCHANGE FOR         DATE              APPRECIATION
--------------------    ------------------    --------     ---------------------------
JPY      115,050,146    USD      1,081,400    11/14/96              $  68,988
JPY      124,049,200    USD      1,165,000    11/14/96                 73,398
                                                                     --------
Net Unrealized Appreciation                                         $ 142,386
                                                           =========================

---------------

JPY -- Japanese Yen
USD -- United States Dollar

    The accompanying notes are an integral part of the financial statements.

                         10  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

Assets
Investments, at market value (identified cost $25,783,498) (Note 1).......................               $26,335,207
Foreign currency (cost $21,900)...........................................................                    21,884
Cash......................................................................................                       108
Receivables:
  Fund shares sold........................................................................                    62,631
  Dividends and interest..................................................................                    56,423
  Foreign taxes recoverable...............................................................                    16,653
  Unrealized appreciation on forward foreign currency contracts...........................                   142,386
Deferred organizational expenses (Note 1).................................................                    36,400
Deferred state registration expenses (Note 1).............................................                     9,303
Prepaid insurance.........................................................................                     1,214
                                                                                                         -----------
        Total assets......................................................................                26,682,209
Liabilities
Payables (Note 4):
  Investments purchased...................................................................  $626,669
  Due to manager..........................................................................    55,043
  Other accrued expenses..................................................................    52,357
  Accrued distribution fee................................................................    19,712
  Fund shares redeemed....................................................................     7,392
  Tax withholding payable.................................................................     6,750
                                                                                            --------
        Total liabilities.................................................................                   767,923
                                                                                                         -----------
Net assets, at market value...............................................................               $25,914,286
                                                                                                         ===========
Net Assets
Net assets consist of:
  Paid-in capital.........................................................................                24,823,156
  Undistributed net investment income (Note 1)............................................                   230,207
  Accumulated net realized gain (Note 1)..................................................                   166,663
  Net unrealized appreciation on investments and other assets and liabilities denominated
    in foreign currencies.................................................................                   694,260
                                                                                                         -----------
Net assets, at market value...............................................................               $25,914,286
                                                                                                         ===========
Eagle Class Shares
Net asset value, redemption and offering price per share ($21,607,683 divided by 976,144
  shares of beneficial interest outstanding, no par value) (Notes 1 and 2)................                    $22.14
Class A Shares
Net asset value and redemption price per share ($3,111,600 divided by 139,843 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2)..........................                    $22.25
Maximum offering price per share (100/95.25 of $22.25)....................................                    $23.36
Class C Shares
Net asset value and offering price per share ($1,195,003 divided by 54,024 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2)..........................                    $22.12

    The accompanying notes are an integral part of the financial statements.

                         11  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1996

Investment Income
Income:
 Dividends (net of $60,361 foreign withholding taxes).................................................                 $  404,020
 Interest (net of recovery of $26 foreign withholding taxes)..........................................                     81,403
                                                                                                                       ----------
       Total income...................................................................................                    485,423
Expenses (Notes 1 and 4):
 Management fee.......................................................................................   $189,777
 Distribution fee (Eagle Shares)......................................................................    168,639
 Distribution fee (Class A Shares)....................................................................      3,934
 Distribution fee (Class C Shares)....................................................................      5,404
 Custodian/Fund accounting fees.......................................................................    112,709
 Amortization of state registration expenses..........................................................     42,326
 Professional fees....................................................................................     38,203
 Reports to shareholders..............................................................................     25,876
 Amortization of organization expenses................................................................     10,400
 Shareholder servicing fees...........................................................................      7,745
 Federal registration fees............................................................................      5,977
 Trustees' fees and expenses..........................................................................      3,748
 Insurance............................................................................................      1,384
 Other................................................................................................      2,636
                                                                                                         --------
       Total expenses before fee waiver...............................................................    618,758
       Fees waived by Manager.........................................................................   (134,735)        484,023
                                                                                                         --------      ----------
Net investment income.................................................................................                      1,400
                                                                                                                       ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions........................................................                    176,463
Net realized gains from foreign currency transactions.................................................                    236,722
Net increase in unrealized appreciation of investments during the year................................                    589,606
Net increase in unrealized appreciation from foreign currency during the year.........................                    142,373
                                                                                                                       ----------
       Net gain on investments........................................................................                  1,145,164
                                                                                                                       ----------
Net increase in net assets resulting from operations..................................................                 $1,146,564
                                                                                                                       ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                FOR THE PERIOD
                                                                                                                 MAY 1, 1995
                                                                                           FOR THE YEAR        (COMMENCEMENT OF
                                                                                          ENDED OCTOBER         OPERATIONS) TO
                                                                                             31, 1996          OCTOBER 31, 1995
                                                                                         ----------------      ----------------
Increase in net assets:
Operations:
 Net investment income (loss).........................................................     $      1,400           $  (10,686)
 Net realized gains from investment transactions......................................          176,463              253,531
 Net realized gain from foreign currency transactions.................................          236,722                1,440
 Net increase (decrease) in unrealized appreciation of investments during the
   period.............................................................................          589,606              (37,913)
 Net increase in unrealized appreciation from foreign currency during the period......          142,373                  194
                                                                                         ----------------      ----------------
 Net increase in net assets resulting from operations.................................        1,146,564              206,566
Distribution to shareholders from:
 Net investment income Eagle Class Shares, ($.01 per share)...........................           (7,915)                  --
 Net realized gains Eagle Class Shares, ($.47 per share)..............................         (254,085)                  --
Increase in net assets from Fund share transactions (Note 2)..........................       15,059,163            9,762,993
                                                                                         ----------------      ----------------
Increase in net assets................................................................       15,943,727            9,969,559
Net assets, beginning of period.......................................................        9,970,559                1,000
                                                                                         ----------------      ----------------
Net assets, end of period (Including undistributed net investment income of $230,207
 as of October 31, 1996)..............................................................     $ 25,914,286           $9,970,559
                                                                                         ===================== =====================

    The accompanying notes are an integral part of the financial statements.

                         12  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                               FOR THE PERIOD ENDED
                                                                                OCTOBER 31, 1996*
                                                                  ----------------------------------------------
                                                                     CLASS A          CLASS C                      EAGLE SHARES
                                                                     SHARES++         SHARES++      EAGLE SHARES      1995+*
                                                                  --------------   --------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........................      $21.11           $21.11          $20.79       $    20.00
                                                                      ------           ------          ------      ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)...............................        0.10           (0.07)          (0.01)             (.03)
  Net realized and unrealized gain on investments...............        1.04             1.08            1.84             0.82
                                                                      ------           ------          ------      ------------
Total from investment operations................................        1.14             1.01            1.83             0.79
                                                                      ------           ------          ------      ------------
LESS DISTRIBUTIONS:
  Dividends from net investment income..........................          --               --           (0.01)              --
  Distributions from net realized gain on investments...........          --               --           (0.47)              --
                                                                      ------           ------          ------      ------------
Total Distributions.............................................          --               --           (0.48)              --
                                                                      ------           ------          ------      ------------
NET ASSET VALUE, END OF THE PERIOD..............................      $22.25           $22.12          $22.14       $    20.79
                                                                  ============     ============     ==========      ==========
TOTAL RETURN (%)(C).............................................        5.40(d)          4.78(d)         8.93             3.95
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses, net, to average daily net
    assets(a)...................................................        1.97%(b)         2.72% (b)       2.60%            2.60% (b)
  Ratio of net investment income (loss) to average daily net
    assets......................................................        0.44%(b)        (0.32%)(b)      (0.02%)          (0.33%)(b)
  Portfolio turnover rate(c)....................................          59%              59%             59%              61% (b)
  Average commission rate on portfolio transactions.............      $.0289           $.0289          $.0289               --
  Net assets, end of period ($ millions)........................      $    3           $    1          $   22       $       10

---------------

 * Per share amounts have been calculated using the monthly average share method.
 + For the period May 1, 1995 (commencement of operations) to October 31, 1995. ++ For the period December 27, 1995 (Commencement of Class A and Class C
Shares) to October 31, 1996.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.16 and $.17 per Eagle Share for each of the two periods ended October 31, 1996. The operating expense ratios including such items would have been 3.31% and 5.09% (annualized) for Eagle Shares for the periods ended October 31, 1996 and 1995, respectively. Excludes management fees waived by the Manager in the amount of $.16 per Class A Share for the period ended October 31, 1996. The operating expense ratio including such items would have been 2.69% (annualized) for Class A Shares for the period ended October 31, 1996. Excludes management fees waived by the Manager in the amount of $.16 per Class C Share for the period ended October 31, 1996. The operating expense ratio including such items would have been 3.44% (annualized) for Class C Shares for the period ended October 31, 1996.
(b) Annualized.
(c) Not annualized.
(d) Calculated without the imposition of front-end or contingent deferred sales charges.

    The accompanying notes are an integral part of the financial statements.

                         13  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of four separate investment Portfolios, the Eagle International Equity Portfolio (the "Fund"), the Small Cap Stock Fund, the Value Equity Fund and the Growth Equity Fund. The Fund primarily seeks capital appreciation principally through investment in an international portfolio of equity securities.

     The Fund currently issues Eagle Class, Class A and Class C Shares. The
        Eagle Class of shares are subject to certain minimum investment requirements and are sold without any sales charge. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The financial statements for the Small Cap Fund, Growth Equity Fund and Value Equity Fund are presented separately. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Fund calculates its daily net asset value per share. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

     Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

     Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

     Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     Distribution of Net Realized Gains. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

                         14  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

     Organization Expenses: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

     Capital Accounts: The Fund reports the undistributed net investment income
        (accumulated net investment loss) and accumulated net realized gain
        (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

     Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets of dividend eligible shares. All expenses that are directly attributable to a specific class of shares, such as distribution and shareholder servicing fees, are allocated to that class.

Note 2: FUND SHARES. At October 31, 1996, there was an unlimited number of shares of beneficial interest of no par value authorized.

      Transactions in Eagle Shares of the Fund during the year ended October 31, 1996 and from May 1, 1995 (commencement of operations) to October 31, 1995 were as follows:

                                                                                                  FOR THE PERIOD MAY 1,
                                                                                                  1995 (COMMENCEMENT OF
                                                                       FOR THE YEAR ENDED        OPERATIONS) TO OCTOBER
                                                                        OCTOBER 31, 1996                31, 1995
                                                                     -----------------------     -----------------------
                               EAGLE SHARES                          SHARES        AMOUNT        SHARES        AMOUNT
        -----------------------------------------------------------  -------     -----------     -------     -----------
        Shares sold................................................  534,815     $11,648,653     493,157     $10,046,244
        Shares issued on reinvestment of distributions.............   11,917         251,561           0               0
        Shares redeemed............................................  (50,151)     (1,114,981)    (13,644)       (283,251)
                                                                     -------     -----------     -------     -----------
        Net increase...............................................  496,581     $10,785,233     479,513     $ 9,762,993
                                                                                 ===========                 ===========
        Shares outstanding:
          Beginning of period......................................  479,563                          50
                                                                     -------                     -------
          End of period............................................  976,144                     479,563
                                                                     =======                     =======

       Transactions in Class A Shares of the Fund from December 27, 1995 (commencement of Class A Shares) to October 31, 1996 were as follows:

                                                                                            FOR THE PERIOD DECEMBER
                                                                                           27, 1995 (COMMENCEMENT OF
                                                                                           CLASS A SHARES) TO OCTOBER
                                                                                                    31, 1996
                                                                                           --------------------------
                                         CLASS A SHARES                                    SHARES            AMOUNT
        ---------------------------------------------------------------------------------  -------         ----------
        Shares sold......................................................................  159,739         $3,524,406
        Shares issued on reinvestment of distributions...................................        0                  0
        Shares redeemed..................................................................  (19,896)          (444,547)
                                                                                           -------         ----------
        Net increase.....................................................................  139,843         $3,079,859
                                                                                                           ==========
        Shares outstanding:
          Beginning of period............................................................        0
                                                                                           -------
          End of period..................................................................  139,843
                                                                                           =======

                         15  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

       Transactions in Class C Shares of the Fund from December 27, 1995 (commencement of Class C Shares) to October 31, 1996 were as follows:

                                                                                                FOR THE PERIOD DECEMBER
                                                                                               27, 1995 (COMMENCEMENT OF
                                                                                                  CLASS C SHARES) TO
                                                                                                   OCTOBER 31, 1996
                                                                                               -------------------------
                                           CLASS C SHARES                                      SHARES           AMOUNT
        -------------------------------------------------------------------------------------  ------         ----------
        Shares sold..........................................................................  56,036         $1,238,468
        Shares issued on reinvestment of distributions.......................................      0                   0
        Shares redeemed......................................................................  (2,012)           (44,397)
                                                                                               ------         ----------
        Net increase.........................................................................  54,024         $1,194,071
                                                                                                               =========
        Shares outstanding:
         Beginning of period.................................................................      0
                                                                                               ------
         End of period.......................................................................  54,024
                                                                                               ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1996, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) aggregated $24,151,131 and $10,225,979, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Eagle Asset Management, Inc. ( the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 2.60%, 1.97% and 2.72% on an annual basis of the Fund's average daily net assets for Eagle Class Shares, Class A and Class C Shares, respectively. Management fees waived totalled $134,735 for the year ended October 31, 1996. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 1998, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $32,303 for the year ended October 31, 1995, if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 1997.

     The Manager has entered into an agreement with Martin Currie, Inc., a New
        York Corporation, (the "Subadviser") to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .50% of average daily net assets on the first $100 million of assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.

     Heritage Asset Management, Inc. ("Heritage"), an affiliate of Eagle, is the
        Dividend Paying and Shareholder Servicing Agent for the Fund. Heritage also may provide certain administrative services for the Fund and may receive a fee from Eagle for performing these administrative services.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $47,206 in front end sales charges and $262 in contingent deferred sales charges for the twelve months ended October 31, 1996. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

     Pursuant to the Class A Distribution Plan adopted in accordance with Rule
        12b-1 of the Investment Company Act of 1940, at amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee, equal to .25% of the average daily net assets for Class A Shares. Under the Eagle Class and Class C Distribution Plans the Fund may pay the Distributor a fee equal to 1.00% of the average daily net assets for each Class. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. The Manager, Heritage and Distributor, are all wholly-owned subsidiaries of Raymond James Financial, Inc.

     Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that are advised by Heritage (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of Heritage receives an annual fee of

                         16  A N N U A L  R E P O R T

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

     $8,000, an additional fee of $2,000 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, the Fund credited undistributed net investment income and debited accumulated net realized gain $236,722.

Note 6: FINANCIAL INVESTMENTS WITH OFF-BALANCE SHEET RISK: The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

     At October 31, 1996, the Fund had outstanding forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

                         17  A N N U A L  R E P O R T

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Eagle International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle International Equity Portfolio (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights of the Eagle Shares for the year then ended and the financial highlights for Class A and Class C Shares for the period December 27, 1995 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated November 29, 1995 expressed an unqualified opinion on those statements.

/s/ Price Waterhouse LLP
------------------------

PRICE WATERHOUSE LLP
Tampa, Florida

December 16, 1996

                         18  A N N U A L  R E P O R T

INVESTMENT ADVISER

Eagle Asset Management, Inc.
P.O. Box 10520
St. Petersburg, FL 33733
(800) 237-3101

DISTRIBUTOR

Raymond James & Associates, Inc.
P.O. Box 12749
St. Petersburg, FL 33733
(813) 573-3800

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP





                           EAGLE INTERNATIONAL EQUITY
                                   PORTFOLIO

                                 ANNUAL REPORT

                                October 31, 1996